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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    of the Securities Exchange Act of 1934

                               January 20, 2004
               Date of Report (Date of Earliest Event Reported)


                            Hawaiian Holdings, Inc.
            (Exact name of registrant as specified in its charter)

                Delaware                               1-31443                             71-0879698
    (State or other jurisdiction of                (Commission File                     (I.R.S. Employer
     incorporation or organization)                    Number)                        Identification No.)

      885 Third Avenue, 34th Floor
              New York, NY                                                                   10022
(Address of Principal Executive Offices)                                                   (Zip Code)

      Registrant's telephone number, including area code: (212) 888-5500

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ITEM 5.   Other Events and Regulation FD Disclosure.

     As previously disclosed in the Registrant's Current Report on Form 8-K filed on March 21, 2003, the Registrant's Form 12b-25 filed on March 21, 2003, and the Registrant's Form 12b-25 filed on April 30, 2003, on March 21, 2003 Hawaiian Airlines, Inc. ("Hawaiian Airlines"), the sole operating subsidiary of the Registrant, filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Chapter 11 Filing") in the United States Bankruptcy Court for the District of Hawaii (the "Bankruptcy Court") (Case No. 03-00827).

     On January 20, 2004, Hawaiian Airlines filed its unaudited Monthly Operating Report for the month of December 2003 (the "Operating Report") with the Bankruptcy Court. Pursuant to the Registrant's disclosure contained in the Registrant's Form 12b-25 that was filed on August 14, 2003, the Registrant is furnishing the Operating Report as an exhibit to this Form 8-K. Exhibit 99.1 to this Current Report on Form 8-K contains a copy of the Operating Report as filed with the Bankruptcy Court. The Operating Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such filing.

THE OPERATING REPORT HAS NOT BEEN PREPARED BY THE REGISTRANT OR REVIEWED BY THE REGISTRANT PRIOR TO ITS SUBMISSION TO THE BANKRUPTCY COURT, CONTAINS FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS, IS NOT PRESENTED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, AND MAY BE SUBJECT TO FUTURE RECONCILIATION OR ADJUSTMENTS. THE REGISTRANT OBTAINED THE OPERATING REPORT FROM COUNSEL TO HAWAIIAN AIRLINES AS SUCH COUNSEL INDICATED SUCH REPORT HAD BEEN FILED WITH THE BANKRUPTCY COURT. THE REGISTRANT HAS NO MEANS TO INDEPENDENTLY VERIFY THE INFORMATION CONTAINED IN THE OPERATING REPORT, OTHER THAN BY COMPARISON TO THE OPERATING REPORT AS RECEIVED BY THE REGISTRANT FROM COUNSEL TO HAWAIIAN AIRLINES. THE OPERATING REPORT MAY ALSO CONTAIN INFORMATION FOR PERIODS THAT ARE SHORTER OR OTHERWISE DIFFERENT FROM THOSE CONTAINED IN THE REGISTRANT'S REPORTS REQUIRED TO BE MADE PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE REGISTRANT MAKES NO REPRESENTATIONS OR WARRANTIES WHATSOEVER AS TO ANY OF THE INFORMATION CONTAINED IN THE OPERATING REPORT. FOR THESE REASONS, THE REGISTRANT CAUTIONS READERS NOT TO PLACE UNDUE RELIANCE UPON THE INFORMATION CONTAINED IN THE OPERATING REPORT. THE OPERATING REPORT IS BEING PROVIDED SOLELY FOR INFORMATION PURPOSES.

     On February 3, 2004, the Registrant issued a press release announcing that six of its directors have resigned from the Registrant's Board of Directors because of the expiration on January 31, 2004 of the Registrant's director and officer liability insurance policies. Specifically, as indicated in the press release, each of Robert G. Coo, Joseph P. Hoar, Reno F. Morella, Samson Poomaihealani, Sharon L. Soper, and William M. Weisfield have resigned from the Board, effective as of January 31, 2004. Messrs. Coo, Hoar and Weisfield had been nominated to the Board by AIP, LLC ("AIP"), the Registrant's controlling shareholder, pursuant to rights held by AIP under the Registrant's Amended Bylaws (the "Bylaws") and under the Registrant's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation"). Similarly, Mr. Morella, Mr. Poomaihealani, and Ms. Soper had been nominated to the Board by the Air Line Pilots Association, International ("ALPA"), the International Association of Machinists and Aerospace Workers (AFL-CIO) ("IAMAW"), and the Association of Flight Attendants ("AFA"), respectively, pursuant to rights held by each of ALPA, IAMAW, and AFA under its collective bargaining agreement with the Registrant and under the Bylaws and the Certificate of Incorporation. None of the resigning directors resigned from the Board because of a disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices. A copy of the Registrant's press release is filed as Exhibit 99.2 hereto.

     On January 31, 2004, prior to the director resignations described above, the Registrant's Board of Directors approved several revisions to the Bylaws at a special meeting of the Board. The Bylaws were amended to remove the requirement therein that any amendment to the Bylaws relating to the size of the Board and the qualification of directors be approved by the affirmative vote of at least two of the three directors nominated to the Board by ALPA, IAMAW, and AFA (so long as ALPA, IAMAW, and AFA remain stockholders of the Registrant). The Bylaws were also amended to remove the requirement that the Board nominate one outside director (an individual not employed by the Registrant or affiliated with AIP, ALPA, IAMAW, or AFA), and one director who is a senior management official. Finally, the Bylaws were amended to remove the requirement that the size of the Board be set at 11 directors, and to provide that the number of directors on the Board shall be determined from time to time by resolution adopted by the Board. The Board also approved a resolution decreasing the number of authorized directors on the Board from 11 to nine. Neither the resignations nor the Bylaw amendments described above alter the rights of AIP, ALPA, IAMAW, or AFA under the Bylaws or the Certificate of Incorporation or, with regard to ALPA, IAMAW or AFA, under its respective collective bargaining agreement with the Registrant, to have candidates nominated and elected to the Board.

     This current report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current views of the Registrant with respect to certain current and future events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of the Registrant and Hawaiian Airlines that may cause the actual results of the Registrant and Hawaiian Airlines to be materially different from any future results, expressed or implied, in such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Registrant and Hawaiian Airlines to continue as a going concern; the ability of Hawaiian Airlines to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of Hawaiian Airlines to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 case; risks associated with third parties seeking to propose and confirm one or more plans of reorganization with respect to the Chapter 11 case; risks associated with the appointment of a Chapter 11 trustee and the ability of the Chapter 11 trustee to successfully manage the day-to-day operations of Hawaiian Airlines; risks associated with the Chapter 11 trustee or third parties seeking to convert the case to a Chapter 7 case; the ability of Hawaiian Airlines to obtain and maintain normal terms with vendors and service providers; the ability of Hawaiian Airlines to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 case on the liquidity or results of operations of the Registrant and Hawaiian Airlines; the ability of Hawaiian Airlines to fund and execute their business plan; the ability of the Registrant and Hawaiian Airlines to attract, motivate and/or retain key executives and associates; the ability of Hawaiian Airlines to attract and retain customers; demand for transportation in the markets in which Hawaiian Airlines operates; economic conditions; the effects of any hostilities or act of war (in the Middle East or elsewhere) or any terrorist attack; labor costs; financing costs; the cost and availability of aircraft insurance; aviation fuel costs; security-related costs; competitive pressures on pricing (particularly from lower-cost competitors); weather conditions; government legislation and regulation; consumer perceptions of the products of Hawaiian Airlines; and other risks and uncertainties set forth from time to time in the Registrant's reports to the U.S. Securities and Exchange Commission.


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     Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the various pre-petition liabilities of Hawaiian Airlines and the common stock and/or other equity securities of the Registrant. No assurances can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies, and it is possible that the Registrant's equity will be restructured in a manner that will substantially reduce or eliminate any remaining value. In addition, other factors may also affect the liquidity and value of the Registrant's securities. Such factors include: uncertainty as to whether, or for how long the Registrant's securities will continue to be listed or traded on Amex, and the uncertainty whether, should the Registrant's securities cease to be listed or traded on Amex, a comparable or substitute trading medium can be found. Accordingly, the Registrant urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.


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ITEM 7.   Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired.

          Not Applicable/None

     (b)  Pro Forma Financial Information.

          Not Applicable/None

     (c)  Exhibits.

          Exhibit Number           Document Description
          --------------           --------------------

          99.1 Hawaiian Airlines, Inc. Monthly Operating Report, dated January 20, 2004, to the Bankruptcy Court for the period ending December 31, 2003.

          99.2                     Press Release, dated February 3, 2004.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 4, 2004                 By: Hawaiian Holdings, Inc.


                                            By:  /s/ John W. Adams
                                                 ------------------------
                                                 John W. Adams
                                                 Chairman of the Board of
                                                 Directors and Chief
                                                 Executive Officer

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